UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 12, 2022, The Bank of New York Mellon Corporation (“BNY Mellon” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2021 compensation of BNY Mellon’s named executive officers (proposal 2); and ratified the appointment of KPMG LLP as BNY Mellon’s independent registered public accountants for the year ending December 31, 2022 (proposal 3). The stockholders did not approve the stockholder proposal regarding stockholder requests to call a special meeting (proposal 4). Each of these matters is described in detail in BNY Mellon’s definitive proxy statement, dated March 1, 2022, filed with the Securities and Exchange Commission. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast, did not have the effect of a vote for or against a director’s election, for or against a ratification, or for or against the stockholder proposal, and were not counted in determining the number of votes required for approval or election.

The results were as follows:

1.    The election of 11 directors for a term expiring at the end of our 2023 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Linda Z. Cook	665,295,202	12,693,635	1,202,944	50,174,767
Joseph J. Echevarria	654,866,020	21,773,868	2,551,893	50,174,767
Thomas P. Gibbons	671,267,051	6,629,876	1,294,854	50,174,767
M. Amy Gilliland	672,446,068	5,462,474	1,283,239	50,174,767
Jeffrey A. Goldstein	672,167,240	5,687,442	1,337,099	50,174,767
K. Guru Gowrappan	671,880,061	5,853,911	1,457,269	50,174,767
Ralph Izzo	666,715,402	11,104,214	1,372,165	50,174,767
Sandra E. O’Connor	672,821,761	5,089,391	1,280,629	50,174,767
Elizabeth E. Robinson	672,338,371	5,695,353	1,158,057	50,174,767
Frederick O. Terrell	670,933,605	6,892,865	1,365,311	50,174,767
Alfred W. Zollar	667,941,738	9,909,353	1,340,690	50,174,767

2.    Advisory resolution to approve the 2021 compensation of BNY Mellon’s named executive officers:

For	Against	Abstained	Broker Non-Vote
649,751,236	26,597,571	2,842,974	50,174,767
96.07%	3.93%	*	*

3.    Ratification of the appointment of KPMG LLP as BNY Mellon’s independent registered public accountants for the year ending December 31, 2022:

For	Against	Abstained	Broker Non-Vote
717,544,886	10,749,448	1,072,214	—
98.52%	1.48%	*	*

4.    Stockholder proposal regarding stockholder requests to call a special meeting:

For	Against	Abstained	Broker Non-Vote
257,094,958	417,378,420	4,718,403	50,174,767
38.12%	61.88%	*	*

*	Abstentions and broker non-votes were not counted as votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 12, 2022	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary